Exhibit 99.1

Media contacts:			Investor/analyst contact:
Bobbie Egan	-or-	Dan Russo	Shannon Alberts
Alaska Airlines		Horizon Air	Alaska Air Group
(206) 392-5101		(206) 392-0218	(206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                                      Apr. 22, 2010
ALASKA AIR GROUP REPORTS FIRST QUARTER PROFIT

First quarter highlights:
•
Net income excluding special items was $13.1 million, or $0.36 per diluted share, compared to a net loss excluding special items of $25.4 million, or $0. 70 per diluted share, in the first quarter of 2009, despite a $27.1 million increase in economic fuel costs. This compares to a First Call mean estimate of $0.35 per share.

•	This is only the third time the company has posted a first quarter adjusted profit in 11 years -- and the best since 1999.
•	Net income under Generally Accepted Accounting Principles (GAAP) of $5.3 million, or $0.15 per diluted share, compared to a net loss of $19.2 million, or $0.53 per diluted share, in 2009.
•	The company announced new Alaska Airlines service from Portland to Honolulu and Maui and from San Diego to Maui and Puerto Vallarta, and Horizon Air service between San Jose, Calif. and Los Angeles.
•
For the most recent 12-month U.S. Department of Transportation (DOT) reporting period, Alaska held the No. 1 spot in on-time performance among the 10 largest U.S. airlines. And recently, Horizon was ranked among the world’s top five airlines for 2009 on-time performance.

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported first quarter 2010 net income of $5.3 million, or $0.15 per diluted share, compared to a net loss of $19.2 million, or $0.53 per diluted share, in the first quarter of 2009. Excluding mark-to-market fuel hedge losses of $12.5 million ($7.8 million after tax or $0.21 per diluted share), the company reported first quarter 2010 net income of $13.1 million, or $0.36 per diluted share, compared to a net loss of $25.4 million, or $0.70 per diluted share, excluding special items in the first quarter of 2009.

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“Producing a profit in our seasonally weakest period is particularly noteworthy,” said Bill Ayer, Alaska Air Group’s chairman and chief executive officer. “The last time we reported a significant first-quarter profit was in 1999.

“Our results were driven by higher load factors, improving pricing trends and good cost management. Selective schedule reductions coupled with entry into new markets also contributed to our strong performance and provide a foundation for continued improvement.

“Our operational results continue to be outstanding. For the most recent 12-month DOT reporting period, Alaska held the No. 1 spot in on-time performance among the 10 largest U.S. airlines. And recently, Horizon was ranked among the world’s top five airlines for 2009 on-time performance. I want to thank all our employees for running a safe, reliable operation and providing outstanding customer service.”

The following table reconciles the company’s adjusted net income and earnings per diluted share (EPS) during the first quarters of 2010 and 2009 to amounts as reported in accordance with GAAP (in millions except per-share amounts):
	Three months ended March 31,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS, excluding items noted below	$13.1	$0.36	$(25.4)	$(0.70)
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(7.8)	(0.21)	6.2	0.17
Reported GAAP net income (loss)	$5.3	$0.15	$(19.2)	$(0.53)

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found at the end of this release.

     A conference call regarding the first quarter results will be simulcast via the Internet at 8:30 a.m. Pacific time on Apr. 22, 2010. It can be accessed through the company’s Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

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         References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2009. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008 and 2009 North America Airline Satisfaction StudiesSM.  For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions, except per share amounts)

	Three Months Ended March 31,

	2010	2009
Operating Revenues:
Passenger	$748.4	$684.1
Freight and mail	23.0	19.4
Other - net	58.5	38.9
Total Operating Revenues	829.9	742.4

Operating Expenses:
Wages and benefits	239.3	246.0
Variable incentive pay	17.9	9.3
Aircraft fuel, including hedging gains and losses	207.3	157.7
Aircraft maintenance	57.0	59.7
Aircraft rent	37.0	38.0
Landing fees and other rentals	55.9	54.2
Contracted services	39.6	38.4
Selling expenses	33.6	25.0
Depreciation and amortization	56.2	52.8
Food and beverage service	12.3	11.6
Other	47.8	56.8
Fleet transition costs - Q200	-	4.8
Total Operating Expenses	803.9	754.3
Operating Income (Loss)	26.0	(11.9)

Nonoperating Income (Expense):
Interest income	7.5	8.3
Interest expense	(25.6)	(27.8)
Interest capitalized	1.7	2.8
Other - net	0.6	(1.0)
	(15.8)	(17.7)
Income (loss) before income tax	10.2	(29.6)
Income tax expense (benefit)	4.9	(10.4)
Net Income (Loss)	$5.3	$(19.2)

Basic Earnings (Loss) Per Share:	$0.15	$(0.53)
Diluted Earnings (Loss) Per Share:	$0.15	$(0.53)

Shares Used for Computation:
Basic	35.667	36.326
Diluted	36.393	36.326

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	March 31, 2010	December 31, 2009

Cash and marketable securities	$1,171	$1,192

Total current assets	1,664	1,645
Property and equipment-net	3,136	3,168
Other assets	216	183
Total assets	$5,016	$4,996

Current liabilities	$1,340	$1,269
Long-term debt	1,657	1,699
Other liabilities and credits	1,134	1,156
Shareholders' equity	885	872
Total liabilities and shareholders' equity	$5,016	$4,996

Debt to Capitalization, adjusted for operating leases	75%:25%	76%:24%

Number of common shares outstanding	35.736	35.591

Alaska Airlines Financial and Statistical Data

	Three Months Ended March 31,

Financial Data (in millions):	2010		2009		% Change
Operating Revenues:
Passenger	$587.0		$539.8		8.7
Freight and mail	22.0		18.3		20.2
Other - net	52.1		33.2		56.9
Total mainline operating revenues	661.1		591.3		11.8
Passenger - purchased capacity	76.5		61.8		23.8
Total Operating Revenues	737.6		653.1		12.9

Operating Expenses:
Wages and benefits	191.2		197.4		(3.1)
Variable incentive pay	14.8		7.1		108.5
Aircraft fuel, including hedging gains and losses	171.7		131.9		30.2
Aircraft maintenance	42.1		46.3		(9.1)
Aircraft rent	25.9		26.5		(2.3)
Landing fees and other rentals	41.7		40.8		2.2
Contracted services	30.6		30.5		0.3
Selling expenses	26.7		19.1		39.8
Depreciation and amortization	45.7		43.3		5.5
Food and beverage service	11.8		11.0		7.3
Other	34.8		42.8		(18.7)
Total mainline operating expenses	637.0		596.7		6.8
Purchased capacity costs	72.5		62.7		15.6
Total Operating Expenses	709.5		659.4		7.6

Operating Income (Loss)	28.1		(6.3)

Interest income	8.6		10.1
Interest expense	(22.1)		(23.9)
Interest capitalized	1.7		2.5
Other - net	0.9		(0.7)
	(10.9)		(12.0)

Income (Loss) Before Income Tax	$17.2		$(18.3)

Mainline Operating Statistics:
Revenue passengers (000)	3,641		3,573		1.9
RPMs (000,000) "traffic"	4,472		4,179		7.0
ASMs (000,000) "capacity"	5,541		5,520		0.4
Passenger load factor	80.7%		75.7%		5.0	pts
Yield per passenger mile	13.13	¢	12.92	¢	1.6
Operating revenue per ASM	11.93	¢	10.71	¢	11.4
Passenger revenue per ASM	10.59	¢	9.78	¢	8.3
Operating expense per ASM	11.50	¢	10.81	¢	6.4
Operating expense per ASM excluding fuel (a)	8.40	¢	8.42	¢	(0.2)
GAAP fuel cost per gallon	$2.38		$1.80		32.3
Economic fuel cost per gallon (b)	$2.25		$1.91		17.8
Fuel gallons (000,000)	72.3		73.3		(1.4)
Average number of full-time equivalent employees	8,537		9,021		(5.4)
Aircraft utilization (blk hrs/day)	9.3		9.9		(6.1)
Average aircraft stage length (miles)	1,068		1,016		5.1
Operating fleet at period-end	112		112		-

Purchased Capacity Operating Statistics:
RPMs (000,000)	271		215		26.0
ASMs (000,000)	369		316		16.8
Passenger load factor	73.4%		68.0%		5.4	pts
Yield per passenger mile	28.23	¢	28.74	¢	(1.8)
Operating revenue per ASM	20.73	¢	19.56	¢	6.0
Operating expenses per ASM	19.65	¢	19.84	¢	(1.0)

(a) See page 8 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 10 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended March 31,

Financial Data (in millions):	2010		2009		% Change
Operating Revenues:
Passenger - brand flying	$89.3		$86.6		3.1
Passenger - capacity purchase arrangements	66.4		57.8		14.9
Total passenger revenue	155.7		144.4		7.8
Freight and mail	0.6		0.7		(14.3)
Other - net	2.1		1.7		23.5
Total Operating Revenues	158.4		146.8		7.9

Operating Expenses:
Wages and benefits	45.4		46.4		(2.2)
Variable incentive pay	3.1		2.2		40.9
Aircraft fuel, including hedging gains and losses	35.6		25.8		38.0
Aircraft maintenance	14.9		13.4		11.2
Aircraft rent	11.1		11.5		(3.5)
Landing fees and other rentals	14.5		13.7		5.8
Contracted services	8.3		7.5		10.7
Selling expenses	6.9		5.9		16.9
Depreciation and amortization	10.2		9.2		10.9
Food and beverage service	0.5		0.6		(16.7)
Other	9.5		11.0		(13.6)
Fleet transition costs	-		4.8		NM
Total Operating Expenses	160.0		152.0		5.3

Operating Loss	(1.6)		(5.2)

Interest income	0.5		0.4
Interest expense	(5.1)		(6.0)
Interest capitalized	-		0.3
	(4.6)		(5.3)

Loss Before Income Tax	$(6.2)		$(10.5)

Combined Operating Statistics: (a)
Revenue passengers (000)	1,584		1,546		2.5
RPMs (000,000) "traffic"	566		524		8.0
ASMs (000,000) "capacity"	793		787		0.8
Passenger load factor	71.4%		66.6%		4.8	pts
Yield per passenger mile	27.51	¢	27.56	¢	(0.2)
Operating revenue per ASM	19.97	¢	18.65	¢	7.1
Passenger revenue per ASM	19.63	¢	18.35	¢	7.0
Operating expenses per ASM	20.18	¢	19.31	¢	4.5
Operating expense per ASM excluding fuel (b)	15.69	¢	16.04	¢	(2.2)
GAAP fuel cost per gallon	$2.51		$1.78		41.0
Economic fuel cost per gallon (c)	$2.28		$1.90		20.0
Fuel gallons (000,000)	14.2		14.5		(2.1)
Average number of full-time equivalent employees	3,161		3,382		(6.5)
Aircraft utilization (blk hrs/day)	7.6		8.3		(8.4)
Average aircraft stage length (miles)	326		317		2.8
Operating fleet at period-end	58		55		3 a/c

NM = Not Meaningful

(a) Represents combined information for all Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with Alaska. See page 9 for additional line of business information.
(b) See page 9 for a reconciliation of these non-GAAP measures.
(c) See page 10 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•  By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

• Cost per ASM excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•  Cost per ASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers company management and the majority of other employee groups.

•  Cost per ASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•  Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•  Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Alaska Airlines, Inc.
(in millions, except for per ASM unit information)

	Three Months Ended March 31,

Mainline unit cost reconciliations:	2010		2009
Mainline operating expenses	$637.0		$596.7
Mainline ASMs	5,541		5,520

Mainline operating expenses per ASM	11.50	¢	10.81 ¢

Mainline operating expenses	$637.0		$596.7
Less: aircraft fuel, including hedging gains and losses	(171.7)		(131.9)
Mainline operating expenses excluding fuel	$465.3		$464.8
Mainline ASMs	5,541		5,520
Mainline operating expenses per ASM excluding fuel	8.40	¢	8.42 ¢

	Three Months Ended March 31,

Reconciliation to GAAP income (loss) before taxes :	2010		2009
Income (loss) before taxes, excluding items noted below	$26.5		$(26.6)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	(9.3)		8.3
GAAP income (loss) before taxes as reported	$17.2		$(18.3)

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended March 31,
Unit cost reconciliations:	2010	2009
Operating expenses	$160.0	$152.0
ASMs	793	787

Operating expenses per ASM	20.18 ¢	19.31 ¢

Operating expenses	$160.0	$152.0
Less: aircraft fuel, including hedging gains and losses	(35.6)	(25.8)

Operating expenses excluding fuel	$124.4	$126.2
ASMs	793	787

Operating expenses per ASM excluding fuel	15.69 ¢	16.04 ¢

Unit cost reconciliations-excluding Q200 fleet transition costs:
Operating expenses	$160.0	$152.0
Less: aircraft fuel, including hedging gains and losses	(35.6)	(25.8)
Less: fleet transition costs - Q200	-	(4.8)

Operating expenses excluding fuel and Q200 fleet transition costs	$124.4	$121.4
ASMs	793	787

Operating expenses per ASM excluding fuel and Q200 fleet transition costs	15.69 ¢	15.43 ¢

Reconciliation to GAAP loss before taxes:
Loss before taxes, excluding items noted below	$(3.0)	$(12.2)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	(3.2)	1.7
GAAP loss before taxes as reported	$(6.2)	$(10.5)

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended March 31, 2010

	Capacity and Mix				Load Factor		Yield			RASM
	Q1 2010 Actual (000,000)	Q1 2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y			Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	440	488	(9.8%)	55%	69.3%	3.8	29.27	¢	8.0%	20.90	¢	14.6%
Alaska CPA	353	299	18.1%	45%	NM	NM	NM		NM	NM		NM
System Total	793	787	0.8%	100%	71.4%	4.8	27.51	¢	(0.2%)	19.97	¢	7.1%

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended March 31,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$162.7	$2.25	$118.8	$1.62
Minus gains, or plus the losses, during the period on settled hedges	(0.3)	-	21.4	0.29
Economic fuel expense	$162.4	$2.25	$140.2	$1.91
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	9.3	0.13	(8.3)	(0.11)
GAAP fuel expense	$171.7	$2.38	$131.9	$1.80
Fuel gallons	72.3		73.3

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended March 31,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$32.5	$2.29	$23.1	$1.59
Minus gains, or plus the losses, during the period on settled hedges	(0.1)	(0.01)	4.4	0.31
Economic fuel expense	$32.4	$2.28	$27.5	$1.90
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	3.2	0.23	(1.7)	(0.12)
GAAP fuel expense	$35.6	$2.51	$25.8	$1.78
Fuel gallons	14.2		14.5

Glossary of Financial Terms

ASM - available seat miles, or “capacity” – represents total seats available across the fleet multiplied by the number of miles flown

RPM – revenue passenger miles, or “traffic” – the number of those available seats that were filled with paying passengers; one passenger traveling one mile is one RPM

RASM - total operating revenue divided by ASMs; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; commonly called “unit revenue” and represents the average total revenue for flying one seat one mile

PRASM – passenger revenue per ASM; commonly called “passenger unit revenue”

Yield – passenger revenue per RPM; this represents the average revenue for flying one passenger one mile

CASM – total operating costs per ASM; this represents all operating expenses including fuel and special items; commonly called “unit cost”

CASMex – operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel – best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Mainline – represents flying on Alaska jets and all associated revenues and costs

Purchased Capacity Flying – represents operations whereby Horizon and, to a much lesser extent, another small carrier in the state of Alaska fly certain routes for Alaska using Horizon’s or the other carrier’s fleets